UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JULY 1, 2003
                                  ------------
                Date of Report (Date of earliest event reported)


   Certified Services, Inc.(Exact name of Registrant as specified in charter)

       NEVADA                           0-31527               88-0444079
       ------                           -------               ----------
(State or other jurisdiction       (Commission File         (IRS. Employer
 of incorporation)                      Number)              Identification
                                                                Number)

            5101 NW 21ST AVENUE, SUITE 350, FT. LAUDERDALE, FL 33309
            ---------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (954) 677-0202

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ITEM 2 AND 5. Acquisition or Disposition of Assets and Other Events.  On July 1,
2003, the Registrant, through its wholly-owned subsidiary, American HR Holdings, Inc. completed the acquisition of all of the professional employer, staff leasing, payroll and human resource service companies (the "PEO Operations") of BACE International, Inc., a North Carolina corporation ("BACE"). The PEO Operations were comprised of the following subsidiaries and affiliates of BACE:
American Staff Resources Corporation; Meridian Investment & Management, Inc.; ABP, Inc.; and StaffAmerica of Delaware, Inc. The foregoing is hereinafter referred to as the "Acquisition".

The Acquisition was reported in the Registrant's Form 8-K Current Report dated July 1, 2003 and filed with the Securities and Exchange Commission on July 10, 2003. The purpose of this amendment is to file the required financial statements of the acquired companies.

ITEM 7(C) EXHIBITS

     99.5 Audited Consolidated Financial Statements of ASR Acquisition, Inc. for the years ended December 31, 2001 and 2000

     99.6 Audited Consolidated Financial Statements of ASR Acquisition, Inc. for the years ended December 31, 2002 and 2001

     99.7 Unaudited Consolidated Financial Statements of ASR Acquisition, Inc. for the three months ended March 31, 2003

     99.8 Audited Financial Statements of Meridian Investment & Management, Inc. for the years ended December 31, 2001 and 2000

     99.9 Audited Financial Statements of Meridian Investment & Management, Inc. for the fiscal year ended September 30, 2002

     99.10 Unaudited Financial Statements of Meridian Investment & Management, Inc. for the six months ended March 31, 2003

     99.11 Audited Combined Financial Statements of ABP, Inc. and Affiliates, for the fiscal year ended September 30, 2001

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     99.12 Audited  Combined  Financial  Statements of ABP, Inc. and Affiliates,
     for the fiscal year ended September 30, 2002

     99.13 Unaudited Combined Financial Statements of ABP, Inc. and Affiliates, for the six months ended March 31, 2003

     99.14 Pro-forma of Audited Statement of Operations of the Registrant and the Acquisition for Fiscal Year 2002.

     99.15 Pro-forma of Unaudited Statement of Operations of the Registrant and the Acquisition for the Interim period Ended March 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 11, 2003

                                         CERTIFIED SERVICES, INC.

                                         By: /s/  Anthony R. Russo
                                         ---------------------
                                         Name: Anthony R. Russo
                                         Title:  Chief Financial Officer